UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 28, 2007

(Date of Earliest Event Reported: September 27, 2007)

ENBRIDGE ENERGY PARTNERS, L.P. (Exact name of registrant as specified in its charter)

DELAWARE	1-10934	39-1715850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, Suite 3300, Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 821-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 27, 2007, Enbridge Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), entered into the Indenture for Subordinated Debt Securities dated as of September 27, 2007 (the “Base Indenture”), a form of which was filed as Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on September 24, 2007 between the Partnership and U.S. Bank National Association, as trustee (the “Trustee”), and a First Supplemental Indenture to the Base Indenture dated as of September 27, 2007 (the “First Supplemental Indenture,” and together with the Base Indenture, the “Indenture”).

The Base Indenture is filed hereto as Exhibit 4.1 and the First Supplemental Indenture is filed hereto as Exhibit 4.2

In connection with the issuance of $400,000,000 aggregate principal amount of its 8.05% Fixed/Floating Rate Junior Subordinated Notes due 2067 (the “Notes”) pursuant to an Underwriting Agreement dated September 24, 2007 (the “Underwriting Agreement”), among Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc. and Wachovia Capital Markets, LLC, as representatives of the underwriters named on Schedule I thereto (the “Underwriters”), filed as Exhibit 1.1 to the Partnership’s Current Report on Form 8-K filed with the Commission as of September 26, 2007, the Partnership entered into a Replacement Capital Covenant dated as of September 27, 2007 in favor of the holders of a designated series of its long-term indebtedness that ranks senior to the Notes (initially, the partnership’s 6.30% senior notes due 2034). The Replacement Capital Covenant provides that the Partnership will not, and will not permit any of its subsidiaries to, repay, redeem or purchase any of the Notes on or before the date that is 10 years after the date designated as the Scheduled Maturity Date in the Indenture (which date initially is designated as October 1, 2037, and under certain circumstances, that date may be extended for up to two successive 10-year periods), or, upon certain circumstances or the occurrence of certain events as more particularly set forth in the Replacement Capital Covenant, an earlier date, unless, subject to certain limitations, (i) if on or prior to the Scheduled Maturity Date, during a defined 180-day period prior to the date that repayment, redemption or purchase, the Partnership or any of its subsidiaries has received a specified amount of proceeds from the sale of qualifying securities that have characteristics that are the same, or more equity-like than, the applicable characteristics of the Notes, and (ii) if subsequent to the Scheduled Maturity Date, during a defined 90-day period prior to the date that repayment, redemption or purchase, the Partnership or any of its subsidiaries has received a specific amount of proceeds from the sale of qualifying securities that have characteristics that are the same, or more equity-like than, the applicable characteristics of the Notes. Reference is hereby made to the Replacement Capital Covenant, which is filed as Exhibit 10.1 hereto, for the complete terms of the Replacement Capital Covenant.

As of September 26, 2007, pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, the Partnership filed with the Commission a Prospectus Supplement, to its global shelf registration statement on Form S-3 dated January 17, 2006 (Registration No. 333-131076) relating to the offering of the Notes. Exhibits 4.1, 4.2 and 10.1 to this Form 8-K relating to the offering of the Notes are hereby incorporated into such Registration Statement by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

4.1           Indenture for Subordinated Debt Securities dated as of September 27, 2007 between Enbridge Energy Partners, L.P. and U.S. Bank National Association, as Trustee.

4.2           First Supplemental Indenture to the Indenture dated as of September 27, 2007 between Enbridge Energy Partners, L.P. and U.S. Bank National Association, as Trustee (including form of Note).

10.1         Replacement Capital Covenant dated as of September 27, 2007 by Enbridge Energy Partners, L.P. in favor of the debtholders designated therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.

	By:	Enbridge Energy Management, L.L.C.,
as delegate of Enbridge Energy Company, Inc., its General Partner

Dated: September 27, 2007	By:	/s/ STEPHEN NEYLAND
Stephen Neyland
Controller
(Duly Authorized Officer)